SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                  of The Securities Exchange Act of 1934


   Date of report (date of earliest event reported): February 26, 1999



                          KERR-McGEE CORPORATION
          (Exact name of registrant as specified in its charter)


            Delaware               1-3939             73-0311467
         (State or other        (Commission         (IRS Employer
jurisdiction of incorporation)  File Number)     Identification No.)




       Kerr-McGee Center, Oklahoma City, Oklahoma             73125
      (Address of Principal Executive Offices)              (Zip Code)


   Registrant's telephone number, including area code: (405) 270-1313


      (Former name or former address, if changed since last report):
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ITEM 2.    Acquisition or Disposition of Assets

     On February 26, 1999, Oryx Energy Company, a Delaware corporation ("Oryx"), was merged (the "Merger") into Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), with Kerr-McGee being the surviving corporation, pursuant to an Agreement and Plan of Merger, dated as of October 14, 1998 (the "Merger Agreement"), between Kerr-McGee and Oryx. As a result of the Merger (and a reverse stock split (the "Reverse Split") effected by Oryx immediately prior to the Merger), (i) all shares of common stock, par value $1.00 per share, of Oryx ("Oryx Common Stock") owned by Kerr-McGee or held by Oryx immediately prior to the Merger were canceled and retired, and (ii) except as provided in (i), each share of Oryx Common Stock issued and outstanding immediately prior to the Reverse Split was converted into the right to receive 0.369 shares of common stock, par value $1.00 per share, of Kerr-McGee ("Kerr-McGee Common Stock").

     In connection with the Merger and pursuant to the Merger Agreement, Kerr-McGee entered into the First Supplemental Indenture, dated as of February 26, 1999 (the "Chase Bank Supplemental Indenture"), among Oryx, Kerr-McGee and Chase Bank of Texas, National Association ("Chase Bank"), as trustee. Pursuant to the Chase Bank Supplemental Indenture, Kerr-McGee has expressly assumed the due and punctual payment of the principal of, and premium, if any, and interest on all of Oryx's 7 1/2% Convertible Subordinated Debentures due May 15, 2014 (the "Debentures") according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions to be performed by Oryx in connection with the Debentures. The Debentures shall be convertible into shares of Kerr-McGee Common Stock upon the terms and conditions set forth in the Chase Bank Supplemental Indenture, and in accordance therewith the Conversion Price (as such term is defined in the Chase Bank Supplemental Indenture) was adjusted to be $106.0298.

     Furthermore, in connection with the Merger and pursuant to the Merger Agreement, Kerr-McGee entered into the Second Supplemental Indenture, dated as of February 26, 1999 (the "BONY Supplemental Indenture"), among Oryx, Kerr-McGee and The Bank of New York ("BONY"), as trustee. Pursuant to the BONY Supplemental Indenture, Kerr-McGee has expressly assumed the due and punctual payment of the principal of, and premium, if any, and interest on all of the Securities (as such term is defined in the BONY Supplemental Indenture) according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions to be performed by Oryx in connection therewith.

     Copies of the Chase Bank Supplemental Indenture and the BONY
Supplemental Indenture are attached hereto as exhibits, and the foregoing descriptions of such agreements are qualified in their entirety by reference to the full text of such exhibits.

     The terms of the Merger were described in the Joint Proxy
Statement/Prospectus of Kerr-McGee and Oryx dated January 27, 1999, which was included in Kerr-McGee's Registration Statement on Form S-4 (File No. 333-67447). A press release announcing the adoption of the Merger

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Agreement by the stockholders of each of Kerr-McGee and Oryx was issued on February 26, 1999, and the information contained therein is incorporated herein by reference to Exhibit 99.1 to Kerr-McGee's Current Report on Form 8-K filed February 26, 1999.




ITEM 7.  Financial Statements and Exhibits


(a)  Financial Statements of the Business Acquired

     The financial statements of Oryx are hereby incorporated by reference to the Annual Report of Oryx Energy Company on Form 10-K for the year ended December 31, 1997 and the Quarterly Report of Oryx Energy Company on Form 10-Q for the quarterly period ended September 30, 1998.


(b)  Pro Forma Financial Information

     The pro forma information related to the consummation of the Merger is hereby incorporated by reference to the Registration Statement on Form S-4 of Kerr-McGee Corporation, filed with the Securities and Exchange Commission on January 27, 1999 (File No. 333-67447).


(c)  Exhibits

Exhibit No.         Description

2.1       Agreement and Plan of Merger by and between Kerr-McGee
          Corporation and Oryx Energy Company, dated as of October 14, 1998 (incorporated by reference to Exhibit 2 to the Registration Statement on Form S-4 of Kerr-McGee
          Corporation (File No. 333-67447)).

4.1 First Supplemental Indenture among Oryx Energy Company, Kerr-McGee Corporation and Chase Bank of Texas, National
          Association, as trustee, dated as of February 26, 1999.

4.2 Second Supplemental Indenture among Oryx Energy Company, Kerr-McGee Corporation and The Bank of New York, as trustee, dated as of February 26, 1999.









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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          KERR-McGEE CORPORATION



                          /s/  John M. Rauh

                          By:  John M. Rauh
                               Vice President and Treasurer



Date:  March 11, 1999





































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                              EXHIBIT INDEX


Exhibit No.         Description                                   Page
No.

2.1 Agreement and Plan of Merger by and between Kerr-McGee Corporation and Oryx Energy Company, dated as of October 14, 1998 (incorporated by reference to Exhibit 2 to the Registration Statement on Form S-4 of Kerr-McGee Corporation (File No. 333-67447)).

4.1       First Supplemental Indenture among Oryx Energy Company,
          Kerr-McGee Corporation and Chase Bank of Texas, National Association, as trustee, dated as of February 26, 1999.

4.2 Second Supplemental Indenture among Oryx Energy Company, Kerr-McGee Corporation and The Bank of New York, as trustee, dated as of February 26, 1999.
































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